UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

ASCEND WELLNESS HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED [      ], 2026
ASCEND WELLNESS HOLDINGS, INC.
NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD ON
AUGUST 28, 2026
TO OUR STOCKHOLDERS:
Notice is hereby given that a special meeting (the “Meeting”) of the holders of shares of Class A common stock (the “Class A Common Shares”) of Ascend Wellness Holdings, Inc. (the “Company”) will be held by way of a live audio webcast at [VIRTUAL MEETING URL], on August 28, 2026 at [TIME] (Eastern Time) for the following purposes:
1.
to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Class A Common Shares (the “Reverse Stock Split”) at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Board of Directors (the “Board”) in its discretion, but prior to the date the Class A Common Shares are listed on a national securities exchange or one year from the date of the Meeting, whichever is earlier (the “Reverse Stock Split Proposal”);

2.
to approve an adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the Reverse Stock Split Proposal (the “Adjournment Proposal”); and

3.
to transact such other business as may properly be brought before the Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying proxy statement (the “proxy statement”) provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the Meeting, and forms a part of this Notice of Special Meeting.
The board of directors of the Company has fixed July 7, 2026 as the record date for the Meeting. Stockholders of record at the close of business on the record date are entitled to notice of the Meeting and to vote thereat or at any adjournment or postponement thereof.
Meeting Format
The Company will be hosting an entirely virtual special meeting of stockholders. Stockholders will not be able to attend the Meeting in person. We believe hosting a virtual meeting helps enable greater stockholder attendance at the Meeting by allowing stockholders that might not otherwise be able to travel to a physical meeting to attend online and participate from any location around the world.
The Meeting will be conducted as a virtual-only meeting of stockholders by way of a live audio webcast through the Lumi/Odyssey Virtual AGM platform (the “Virtual Platform”). If you are a registered stockholder, you can attend the Meeting online at [VIRTUAL MEETING URL] by clicking “I have a control number” and then entering your unique 12-digit control number located on your form of proxy and the password “[PASSWORD]” (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. Beneficial stockholders (being stockholders who hold their Class A Common Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but will not be able to participate or vote at the Meeting.
Registered stockholders who attend the Meeting online will be able to vote in real time through the Virtual Platform, which will override any proxy previously submitted. Our Board has appointed Odyssey Trust Company (“Odyssey”) to serve as the Inspector of Election for the Meeting. The results will be instantaneously tabulated and included in the final Inspector of Election’s Report, which will become available to the Company once the voting portion of the Meeting has closed. See “Instructions for the Meeting” in this proxy statement for detailed instructions on how to vote at the Meeting.
If a stockholder receives more than one form of proxy because such holder owns Class A Common Shares registered in different names or addresses, each form of proxy should be completed and returned. If you are a registered stockholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions provided to you by your broker or by the other intermediary.
Notice-and-Access
The Company has elected to use the notice-and-access provisions under National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone, or by mail.
The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/, and under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Any stockholder who wishes to receive a paper copy of the meeting materials should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or shareholders@odysseytrust.com. Any requests for materials received before the meeting date should be fulfilled within three business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.
Stockholders who cannot attend the Meeting may vote by proxy. Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy. Instructions on how to complete and return the proxy are provided with the form of proxy and are described in the proxy statement. To be valid, proxies must be received by Odyssey Trust Company by mail at 1100 - 67 Yonge Street, Toronto, ON M5E 1J8, by fax to (800) 517-4553 (toll-free), by email to shareholders@odysseytrust.com, or by internet voting through https://login.odysseytrust.com/pxlogin, no later than [TIME] (Eastern Time) on August 26, 2026, or if the Meeting is adjourned, no later than [TIME] on the second business day preceding the day to which the Meeting is adjourned.
Stockholders are encouraged to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Virtual Platform beginning at [         ] [a.m.] (Eastern Time) on August 28, 2026. The Meeting will begin promptly at [          ] [a.m.] (Eastern Time) on August 28, 2026. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to [https://www.lumiglobal.com/hubfs/meeting-faq.pdf] for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at [      ] [a.m.] (Eastern Time) on August 28, 2026 and will remain available until the Meeting has finished.
The proxy statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Special Meeting. Additional information about the Company and its financial statements are also available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov.
Dated at Rochelle Park, NJ this 8th day of July, 2026.
BY ORDER OF THE BOARD OF DIRECTORS
Abner Kurtin
Executive Chairman
YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE, OR MAIL.

PROXY STATEMENT OF ASCEND WELLNESS HOLDINGS, INC.
i

PROXY STATEMENT
The information contained in this proxy statement (“proxy statement”) is furnished in connection with the solicitation of proxies to be used at the special meeting of holders (“stockholders”) of Class A common stock (“Class A Common Shares”) of Ascend Wellness Holdings, Inc. (the “Company”) to be held by way of a live audio webcast through the Lumi/Odyssey Virtual AGM platform (the “Virtual Platform”) at [VIRTUAL MEETING URL], password “[PASSWORD]” (case-sensitive), on August 28, 2026 at [      ] [a.m.] (Eastern Time) (the “Meeting”), and at all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting.
The Company will be hosting an entirely virtual special meeting of stockholders. We are excited to continue to provide expanded access, improved communication, and cost savings for our stockholders and the Company. The Company believes that hosting a virtual meeting facilitates broader stockholder participation by enabling stockholders to attend and participate remotely.
The Meeting will be conducted as a virtual-only meeting of stockholders via a live audio webcast through the Virtual Platform. Registered stockholders or duly appointed proxyholders can attend the Meeting online at [VIRTUAL MEETING URL] by clicking “I have a control number” and entering your unique 12-digit control number located on your form of proxy, followed by the password “[PASSWORD]” (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See “Instructions for the Meeting,” below. It is expected that the solicitation of proxies will be made primarily by mail on or about July 8, 2026, but proxies may also be solicited personally by directors, officers or regular employees of the Company. The solicitation of proxies by this proxy statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by the Company.
Except as otherwise indicated, information in this proxy statement is given as of July 7, 2026.
NOTICE-AND-ACCESS
As a Canadian reporting issuer, in addition to complying with applicable U.S. proxy rules, the Company has elected to use the notice-and-access provisions under National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.
Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/, and under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Any stockholder who wishes to receive a paper copy of the meeting materials should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or shareholders@odysseytrust.com. Any requests for materials received before the meeting date should be fulfilled within three business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.
The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the meeting materials, except that registered stockholders and beneficial stockholders who have previously provided standing instructions to receive physical copies of the proxy materials will receive by mail the Notice-and-Access Package (as defined below), the proxy statement, and the Notice of Special Meeting.

The holders of at least one-third of the voting power of the Class A Common Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at all meetings of stockholders. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to the same day in the next week at the same time and place.
APPOINTMENT AND REVOCATION OF PROXIES
The persons named in the form of proxy accompanying this proxy statement are officers and/or directors of the Company (the “Nominees”). A stockholder of the Company has the right to appoint a person other than the persons named in the form of proxy, who need not be a stockholder of the Company to attend and act for the stockholder and on the stockholder’s behalf at the Meeting. Such right may be exercised by striking out the names of the persons named in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope by mail, or submitting it through the Internet, in the manner set forth in the accompanying Notice of Special Meeting.
Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey, after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.
You must complete the additional step of registering the proxyholder by emailing Odyssey at shareholders@odysseytrust.com by no later than [      ] [a.m.] (Eastern Time) on August 26, 2026.
A stockholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the stockholder or the stockholder’s attorney authorized in writing, deposited at the registered office of the Company, or at the offices of Odyssey by mail to 1100 - 67 Yonge Street, Toronto, ON M5E 1J8, by email to shareholders@odysseytrust.com, by fax to (800) 517-4553, or by internet voting through https://login.odysseytrust.com/pxlogin, no later than 12:00 p.m. (Eastern Time) on the third business day preceding the date of the Meeting, or any adjournment or postponement thereof.
VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES
The Nominees named in the enclosed form of proxy will vote the Class A Common Shares represented by such proxy at the Meeting in accordance with the instructions thereon. If a stockholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in accordance with the recommendations of the Board with respect to each of the matters referred to herein.
The enclosed form of proxy confers discretionary authority upon the Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Special Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this proxy statement, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxy holder.
VOTING BY NON-REGISTERED STOCKHOLDERS
Only registered stockholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, the common stock owned by a person (a “non-registered owner”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered owner deals with in respect of the common stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada or The Depository Trust Company in the United States) of which the Intermediary is a participant.
In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“Non-Objecting Beneficial Owners” or “NOBOs”) will receive by mail: (i) a voting information form which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (a “Voting Instruction Form”); (ii) a letter from the Company with respect to the notice-and-access procedure; and (iii) the request for financial statements form (collectively, the “Notice-and-Access Package”). The proxy statement and the Notice of Special Meeting may be found at and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc/.
NOBOs who have standing instructions with the Intermediary for physical copies of the proxy statement will receive by mail the Notice-and-Access Package, the proxy statement and the Notice of Special Meeting.
Intermediaries are required to forward the Notice-and-Access Package to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information (“Objecting Beneficial Owners,” or “OBOs”) unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Management of the Company intends to pay for Intermediaries to forward the Notice-and-Access Package to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:
(i)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

(ii)
be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common stock they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the Meeting if a ballot is called, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner’s name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.
BROKER NON-VOTES AND ABSTENTIONS
In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters.
The absence of a vote on a non-routine matter is referred to as a broker non-vote. We believe the Reverse Stock Split Proposal and the Adjournment Proposal are considered routine matters and therefore no broker non-votes are expected to exist in connection with them. An “ABSTAIN” vote will have the effect of a vote “AGAINST” the Reverse Stock Split Proposal and the Adjournment Proposal.
The holders of at least one-third of the voting power of the Class A Common Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at all meetings of stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

VOTE REQUIRED
Stockholders may vote “FOR” or “AGAINST” the Reverse Stock Split Proposal and the Adjournment Proposal or “ABSTAIN” from voting. An “ABSTAIN” vote will have the effect of a vote “AGAINST” the Reverse Stock Split Proposal and the Adjournment Proposal.
Except as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter. However, because the Reverse Stock Split Proposal is an amendment to our Certificate of Incorporation, the Delaware General Corporation Law requires a different standard: approval by the affirmative vote of a majority of the outstanding shares entitled to vote thereon, and the affirmative vote of a majority of the outstanding shares of each class entitled to vote as a class, if any. As of the record date, only Class A Common Shares are outstanding and entitled to vote; accordingly, no separate class vote is expected.
DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS
The Notice-and-Access Package is being sent to both registered and non-registered owners of the securities using notice-and-access pursuant to applicable laws. Electronic copies of the proxy statement and the Notice of Special Meeting may be found and downloaded from [      ]. If you are a NOBO, and the Company or its agent has sent the Notice-and-Access Package directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the securities on your behalf.
The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice-and-Access Package to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES
The authorized capital of the Company consists of 750,000,000 Class A Common Shares, 35,000 shares of Class B common stock, $0.001 par value per share (“Class B Common Shares”), and 10,000,000 shares of preferred stock, $0.001 par value per share. The record date for the Meeting is July 7, 2026 (the “Record Date”). As of the Record Date, the Company had issued and outstanding [203,029,462] Class A Common Shares, no Class B Common Shares, and no shares of preferred stock.
Stockholders of record as of the close of business on the Record Date are entitled to vote at the Meeting. Each Class A Common Share is entitled to one vote on all matters to be voted upon at the Meeting. As of the Record Date, the outstanding Class A Common Shares represent 100% of the aggregate voting power of the Company’s outstanding common stock.
To the knowledge of the directors and named executive officers (defined below) of the Company, as of the Record Date, except for Abner Kurtin, AGP Partners, LLC, and Millstreet Capital Management LLC, as set forth in our beneficial ownership table below, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” below.
INSTRUCTIONS FOR THE MEETING
The Meeting will be conducted in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform.
Instructions on Voting at the Meeting
Registered stockholders and duly appointed proxyholders will be able to attend the Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this proxy statement. Non-registered stockholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests but will not be able to vote at the Meeting.

Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey, after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.
We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Virtual Platform beginning at [      ] [a.m.] (Eastern Time) on August 28, 2026. The Meeting will begin promptly at [      ] [a.m.] (Eastern Time) on August 28, 2026.
How to Vote
You have two ways to vote your shares:
•
by submitting your form of proxy or other voting instruction form as per instructions indicated; or

•
during the Meeting by online voting, when prompted during the Meeting, through the Virtual Platform.

Registered stockholders and duly appointed proxyholders (including non-registered stockholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote online, when prompted during the Meeting through the Virtual Platform.
Guests (including non-registered stockholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen to the Meeting but will not be able to vote during the Meeting.
To Access and Vote at the Meeting:
•
Step 1: Log into the Virtual Platform online at [      ]

•
Step 2: Follow these instructions:

Registered stockholders:   Click “I have a control number” and then enter your unique 12-digit control number and password “[PASSWORD]” (case-sensitive). The 12-digit number located on the form of proxy received from Odyssey is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.
Duly appointed proxyholders:   Click “I have a control number” and then enter your unique 12-digit control number and the password “[PASSWORD]” (case-sensitive). Proxyholders who have been duly appointed and registered with Odyssey as described in this proxy statement will receive a control number by email from Odyssey after the proxy voting deadline has passed.
Guests: Click “Guest” and then complete the online form.
It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.
Non-Registered Stockholders/Appointees Obtaining a Control Number to Vote During the Meeting
You must complete the additional step of registering the proxyholder by emailing shareholders@odysseytrust.com to register their appointment no later than [      ] [a.m.] (Eastern Time) on August 26, 2026. Failing to register your proxyholder online will result in the proxyholder not receiving a control number, which is required to vote at the Meeting.
Non-registered stockholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.

Submission of Questions
You may submit questions during the Meeting if in receipt of a Control Number. Once logged into the Virtual Platform at [      ], you may type and submit any questions you have where indicated.
Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management’s discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.
If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to [https://www.lumiglobal.com/hubfs/meeting-faq.pdf] for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at [      ] [a.m.] (Eastern Time) on August 28, 2026 and will remain available until the Meeting has finished.
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
To the knowledge of the directors and executive officers of the Company and except as set out herein, no director or executive officer of the Company, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than as a stockholder of the Company.

OVERVIEW OF MATTERS TO BE ACTED UPON AT THE MEETING
Our Board unanimously recommends that you vote “FOR” each of the matters referred to herein.
Proposal 1 — APPROVAL OF REVERSE STOCK SPLIT
Overview of the Reverse Stock Split
Our Board has determined it may be advisable and in the best interest of the Company and its stockholders and is submitting to the stockholders for their approval, for purposes of Section 242 of the Delaware General Corporation Law and CSE Policy 4, including the shareholder approval requirement for consolidations set out in CSE Policy 9, a proposed amendment to our Certificate of Incorporation that would allow the Board, if the Board determined that such action would be in the best interests of the Company in light of the factors discussed below, to effect the Reverse Stock Split at a ratio ranging from 1-for-10 to 1-for-50, with the final ratio to be determined by the Board in its discretion following the approval by the stockholders, without the proportional reduction in the number of Class A Common Shares the Company is authorized to issue. For purposes of the policies of the Canadian Securities Exchange (the “CSE”), if implemented at a ratio greater than 1-for-10, the Reverse Stock Split will constitute a stock consolidation of the Class A Common Shares.
If the Board, following the approval by the stockholders, decides in its discretion to effect the Reverse Stock Split, it would set the Reverse Stock Split ratio from the range described in this Proposal 1 and the Certificate of Incorporation would be amended accordingly. Approval of this Reverse Stock Split proposal will authorize the Board in its discretion to effect the Reverse Stock Split at any of the ratios within the range described above, or not to effect the Reverse Stock Split. A form of the Certificate of Amendment to the Company’s Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split is set forth in Appendix A (the “Amendment”). However, such form is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split. If at any time prior to the effectiveness of the filing of the Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interests of the Company and its stockholders to effect the Reverse Stock Split, in accordance with Delaware law and notwithstanding the approval by the stockholders, the Board may abandon the Reverse Stock Split without further action by the stockholders.
We believe that giving the Board the discretion to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to select one ratio from among the ratios set forth in this Proposal 1. If the stockholders approve this Proposal 1, the Board would effect the Reverse Stock Split only upon the Board’s determination that the Reverse Stock Split would be in the best interest of the Company and its stockholders at that time. In determining whether to implement the Reverse Stock Split and selecting the Reverse Stock Split ratio, our Board will consider several factors, including:
•
the initial listing requirements of the NYSE American or The Nasdaq Stock Market (“Nasdaq”), including the NYSE American or the Nasdaq minimum bid price requirement (the “Minimum Bid Price Requirement”);

•
the historical trading price and trading volume of our Class A Common Shares;

•
the then prevailing trading price and trading volume for our Class A Common Shares;

•
the anticipated impact of the Reverse Stock Split on the trading price of and market for our Class A Common Shares; and

•
the prevailing general market and economic conditions.

If approved by the stockholders, the authorization to effect the Reverse Stock Split will remain effective until our Class A Common Shares are listed on a national securities exchange or one year from the date of the Meeting, whichever is earlier.

The Company expects that the final Reverse Stock Split ratio, if implemented, may be greater than 10-to-1. If the Board implements the Reverse Stock Split at a ratio greater than 10-to-1, the Company will rely on the stockholder approval being sought at the Meeting to satisfy CSE Policy 4, as referenced by CSE Policy 9. The Reverse Stock Split remains subject to any required CSE acceptance and the completion of applicable corporate and exchange filings. If approved by stockholders, the Board may determine whether and when to implement the Reverse Stock Split and may determine not to proceed with the Reverse Stock Split without further stockholder approval.
Reasons for the Reverse Stock Split
The purpose of the Reverse Stock Split is to increase the market price of our Class A Common Shares in connection with the potential up-listing of the Class A Common Shares to the NYSE American or Nasdaq. The Board intends to implement the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our Class A Common Shares on a split adjusted basis.
The Board believes that effecting the Reverse Stock Split may be desirable for a number of reasons, including:
•
List our Class A Common Shares on the NYSE American or Nasdaq.   Our Class A Common Shares are currently quoted on the OTCQX® Best Market operated by OTC Markets Group, Inc. (the “OTCQX”) under the symbol “AAWH”. Between [      ], 2026 and [      ], 2026, the high and low sales prices of our Class A Common Shares were $[      ] and $[      ] per share. We intend to apply to have our Class A Common Shares listed on the NYSE American or Nasdaq. We expect that the Reverse Stock Split will increase the market price of our Class A Common Shares so that we will be able to meet the Minimum Bid Price Requirement.

•
Broaden our Investor Base.   We believe the Reverse Stock Split may increase the price of our Class A Common Shares and thus may allow a broader range of institutional investors with the ability to invest in our Class A Common Shares. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in the Company and our Class A Common Shares will potentially increase the overall market for our Class A Common Shares.

•
Increase Analyst and Broker Interest.   We believe the Reverse Stock Split would help increase analyst and broker-dealer interest in our Class A Common Shares as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many broker-dealers have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that our Class A Common Shares may remain a “penny stock” under the SEC rules, if our Class A Common Shares are not listed on the NYSE American or Nasdaq, we expect the increase in the stock price resulting from the Reverse Stock Split will position us better if our business continues to grow as we anticipate. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our Class A Common Shares can result in stockholders or potential stockholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Stock Split
If the Reverse Stock Split does not result in a proportionate increase in the price of our Class A Common Shares, we may not be able to list our Class A Common Shares on the NYSE American or Nasdaq.
We expect that the Reverse Stock Split will increase the market price of our Class A Common Shares so that we will be able to meet the Minimum Bid Price Requirement. However, the effect of Reverse Stock Split upon the market price of our Class A Common Shares cannot be predicted with certainty, and the results of reverse stock splits by companies in similar circumstances have been varied. It is possible that the market price of our Class A Common Shares following the Reverse Stock Split will not increase sufficiently for us to be in compliance with Minimum Bid Price Requirement. If we are unable to meet the Minimum Bid Price Requirement, we may be unable to list our shares on the NYSE American or Nasdaq.
We may be unable to list our Class A Common Shares on the NYSE American or any other national securities exchange in the foreseeable future — even if we effect the Reverse Stock Split — if we are unable to achieve the initial listing requirements or because of our U.S. cannabis operations and current federal law.
Even if the Reverse Stock Split achieves the requisite increase in the market price of our Class A Common Shares, there can be no assurance that we will meet the initial listing requirements or will be permitted to list on any national securities exchange. Adult-use cannabis remains illegal under U.S. federal law, and, under their current policies and practices, national securities exchanges have not listed companies that are engaged in adult-use cannabis activities. As a result, unless there is a change in U.S. federal law, a change in the interpretation or enforcement of such laws, or a change in applicable exchange policies, or unless we restructure our operations so that the listed entity is not engaged in adult-use cannabis activities in the United States (which could include a divestiture or spin-off of our adult-use business), we do not expect to be eligible to list our Class A Common Shares on any national securities exchange. There can be no assurance that any such legal or policy changes will occur or that any restructuring would be feasible, advisable, or completed, and any such restructuring could be complex, costly, time-consuming, require third-party and regulatory approvals, involve material tax and other consequences, and still may not result in eligibility for listing.
Even if the Reverse Stock Split achieves the requisite increase in the market price of our Class A Common Shares, we cannot assure you that we will be able to continue to comply with the Minimum Bid Price Requirement.
Even if the Reverse Stock Split achieves the requisite increase in the market price of our Class A Common Shares to be in compliance with the Minimum Bid Price Requirement, there can be no assurance that the market price of our Class A Common Shares following the Reverse Stock Split will remain at the level required for continuing compliance with that requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our Class A Common Shares declines following the effectuation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of a reverse stock split. In any event, other factors unrelated to the number of shares of our Class A Common Shares outstanding, such as negative financial or operational results, could adversely affect the market price of our Class A Common Shares and jeopardize our ability to meet or maintain the Minimum Bid Price Requirement.
Even if the Reverse Stock Split increases the market price of our Class A Common Shares, our stock price could fall, and we could be delisted from the NYSE American or Nasdaq.
Each of the NYSE American and Nasdaq requires that the trading price of its listed stocks remain above a certain price in order for the stock to remain listed. If a listed stock trades below such price for a period of time, then it is subject to delisting. In addition, to maintain a listing on the NYSE American or Nasdaq, we must satisfy minimum financial and other continued listing requirements and standards, including those regarding director independence and independent committee requirements, minimum stockholders’ equity, and certain corporate governance requirements. If we are unable to satisfy these requirements or standards, we could be subject to delisting. Such a delisting would likely have a negative effect on the price of our Class A Common Shares and would impair your ability to sell or purchase our Class A Common Shares when you wish to do so. In the event of a delisting, we would expect to take actions to restore our compliance with the listing requirements, but we can provide no assurance that any such action taken by us would allow our Class A Common Shares to become listed again, stabilize the market price or improve the liquidity of our Class A Common Shares, prevent our Class A Common Shares from dropping below the Minimum Bid Price Requirement, or prevent future non-compliance with the listing requirements.
The Reverse Stock Split may decrease the liquidity of our Class A Common Shares.
The liquidity of the shares of our Class A Common Shares may be affected adversely by the Reverse Stock Split given the reduced number of shares that will be outstanding following the Reverse Stock Split, especially if the market price of our Class A Common Shares does not increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our Class A Common Shares, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.
Following the Reverse Stock Split, the resulting market price of our Class A Common Shares may not attract new investors, including institutional investors, and may not satisfy the investing requirements of those investors. Consequently, the trading liquidity of our Class A Common Shares may not improve.
Although we believe that a higher market price of our Class A Common Shares may help generate greater or broader investor interest, there can be no assurance that the Reverse Stock Split will result in a share price that will attract new investors, including institutional investors. In addition, there can be no assurance that the market price of our Class A Common Shares will satisfy the investing requirements of those investors. As a result, the trading liquidity of our Class A Common Shares may not necessarily improve.
The Reverse Stock Split may not increase our market capitalization or produce a sustained, proportional increase in our per-share price.
There can be no assurance that, immediately following the Reverse Stock Split, our total market capitalization will equal or exceed the level immediately prior to the split. Any initial increase in the per-share market price may not be sustained and may be less than the simple arithmetic effect of the split ratio, and investors could experience a decline in the value of their holdings.
The Reverse Stock Split may not achieve its intended benefits, and our share price will continue to be influenced by factors unrelated to the split.
The market price of our Class A Common Shares will continue to be affected by our operating performance, financial condition, industry and regulatory developments, market liquidity, and macroeconomic conditions, many of which are unrelated to the number of shares outstanding. As a result, the Reverse Stock Split may not achieve its intended benefits, and if our share price declines after the split, the percentage decline may be greater than it would have been absent the split due to reduced liquidity and increased volatility.
The Reverse Stock Split may create odd-lot holdings that reduce liquidity and increase transaction costs for stockholders.
By consolidating shares on a fixed ratio, the Reverse Stock Split may result in more stockholders owning odd lots of Class A Common Shares rather than a board or round lot. Odd-lot positions can be more difficult or costly to trade, including due to higher per-share commissions, fees, or less favorable pricing, which could adversely affect holders of odd-lot positions.
Principal Effects of the Reverse Stock Split
If approved and implemented, the principal effects of the Reverse Stock Split would include the following:
•
the number of outstanding Class A Common Shares will decrease based on the Reverse Stock Split ratio selected by the Board;

•
the number of Class A Common Shares held by individual stockholders will decrease based on the Reverse Stock Split ratio selected by the Board, and the number of stockholders who own “odd lots” of less than 100 shares of our Class A Common Shares will increase;

•
the number of Class A Common Shares reserved for issuance under our stock incentive plans will be reduced proportionally based on the Reverse Stock Split ratio selected by the Board (along with any other appropriate adjustments or modifications); and

•
the exercise price of our outstanding stock options and warrants and the conversion price of our outstanding convertible securities, including debt securities, and the number of shares reserved for issuance upon exercise or conversion thereof will be adjusted in accordance with their terms based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split will not change the number of authorized shares of our common stock or preferred stock, or the par value of the common stock or preferred stock.
If the stockholders approve this proposal and the Board implements the Reverse Stock Split, we will amend Article IV of our Certificate of Incorporation relating to our authorized capital to add a new paragraph as follows:
“Effective at [   •   ] on [   •   ][   •   ], [   •   ](the “Reverse Stock Split Effective Time”), a one-for-[   •   ] reverse stock split of the Corporation’s Class A Common Stock shall become effective, pursuant to which each [   •   ] shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Class A Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Class A Common Stock will be issued in connection with the Reverse Stock Split. Any fractional shares of Class A Common Stock that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share; provided, that where shares are held in certificated form, the surrender of a stockholder’s Old Certificates (as defined below) will be required. Each certificate that immediately prior to the Effective Time represented shares of Class A Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Class A Common Stock into which the shares of Class A Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.”
The table below shows, as of July 7, 2026, the approximate number of outstanding shares of our Class A Common Shares that would result from the Reverse Stock Split ratios based on [203,029,462] Class A Common Shares outstanding as of July 7, 2026:
Reverse Stock Split Ratio	Class A Common Shares Outstanding After the Reverse Stock Split
1-for-10	[ ]
1-for-20	[ ]
1-for-30	[ ]
1-for-40	[ ]
1-for-50	[ ]
If the Reverse Stock Split ratio is between any two of the numbers in the table above, the number of outstanding shares will be proportionately reduced.
As of July 7, 2026, we had no Class A Common Shares held as treasury shares. Class A Common Shares after the Reverse Stock Split will be fully paid and non-assessable. The Amendment will not change any of the other terms of our Class A Common Shares. The Class A Common Shares after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Class A Common Shares prior to the Reverse Stock Split. Following the Reverse Stock Split, we will continue to be subject to the reporting requirements of the Exchange Act.
Because the number of authorized shares of our Class A Common Shares will not be reduced, an overall effect of the Reverse Stock Split of the outstanding Class A Common Shares will be an increase in authorized but unissued shares of our Class A Common Shares. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our Class A Common Shares and preferred stock.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. We will round up any fractional shares resulting from the Reverse Stock Split to the nearest whole share.

No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, would become effective following the filing of the Amendment with the Secretary of State of the State of Delaware as of the time of filing or such other time set forth in the Amendment (the “Effective Time”). The Effective Time of the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Board may determine not to proceed with the Reverse Stock Split without further stockholder approval if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company.
Beginning at the Effective Time, each certificate representing shares of our Class A Common Shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split. The form of the Amendment to implement the Reverse Stock Split is attached to this Proxy Statement as Appendix A. The Reverse Stock Split alone will have no effect on our authorized capital stock, and the total number of authorized shares will remain the same as before the Reverse Stock Split. After the Effective Time, our Class A Common Shares will have a new Committee on Uniform Securities Identification Procedures number, which is a number used to identify our equity securities.
Effect on Beneficial Owners of Class A Common Shares
Upon implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as the stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Class A Common Shares in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Class A Common Shares with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.
Effect on Outstanding Equity Awards
In accordance with the terms of the Company’s equity compensation plans and other applicable instruments, the Board (or the relevant committee thereof) will make appropriate adjustments to the number of shares issuable upon the vesting, settlement, exercise, conversion or exchange of outstanding restricted stock units, restricted stock awards, stock options and any other similar securities, and to the applicable per-share exercise or conversion prices and the aggregate number of shares reserved for issuance under such plans and instruments, in each case based on the Reverse Stock Split ratio, subject to the Company’s treatment of fractional shares.
Treatment of Book-Entry and Certificated Shares
Odyssey will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. Registered stockholders holding shares in book-entry form will receive a transaction statement confirming the adjustment to their account reflecting the Reverse Stock Split, and no further action will be required by such stockholders. As soon as practicable after the Effective Time, Odyssey will mail a letter of transmittal to each stockholder of record holding shares in certificated form at the Effective Time. The letter of transmittal will contain instructions for the surrender of stock certificates in exchange for new certificates representing the post-Reverse Stock Split shares. Following the effectiveness of the Reverse Stock Split, and upon receipt of a properly completed letter of transmittal together with any certificate(s) representing pre-Reverse Stock Split shares, Odyssey will issue or make available to the registered holder the number of post-Reverse Stock Split Class A Common Shares to which the holder is entitled. Stockholders should not destroy any stock certificate and should not submit any stock certificate until requested to do so. Until surrendered, each outstanding certificate that, prior to the Reverse Stock Split, represented Class A Common Shares will be deemed, from and after the Effective Time, to represent only the number of whole Class A Common Shares into which the shares formerly represented by such certificate were combined pursuant to the Reverse Stock Split.
Accounting Matters
If the Reverse Stock Split is effected, the par value per share of our Class A Common Shares will remain unchanged at $0.001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our Class A Common Shares will be reduced proportionally based on the Reverse Stock Split ratio selected by the Board, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss of our Class A Common Shares will be increased because there will be fewer Class A Common Shares outstanding. The effects of the Reverse Stock Split will be applied retrospectively to the Company’s consolidated balance sheets, consolidated statements of changes in stockholders’ equity (deficit), and per share amounts for all periods presented for all financial statements not yet issued. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.
Certain Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to “U.S. holders” (as defined below) arising from and relating to the Reverse Stock Split.
This discussion is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. holder arising from and relating to the Reverse Stock Split. In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. holder that may affect the U.S. federal income tax considerations applicable to such U.S. holder, including, without limitation, specific tax considerations applicable to a U.S. holder under an applicable income tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any particular U.S. holder. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax considerations applicable to U.S. holders arising from and relating to the Reverse Stock Split. In addition, except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. Each U.S. holder should consult its own tax advisors regarding the U.S. federal, U.S. state and local and non-U.S. tax considerations arising from and relating to the Reverse Stock Split.
We have not sought, and will not seek, an opinion of legal counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax considerations applicable to a U.S. holder arising from and relating to the Reverse Stock Split. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, or contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the conclusions described in this summary.
This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations (whether final, temporary or proposed) promulgated thereunder (“Treasury Regulations”), published IRS rulings, published administrative positions of the IRS, and U.S. court decisions that are applicable and, in each case, in effect as of the date of this proxy statement. Any of the authorities on which this discussion is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis, which could affect the U.S. federal income tax considerations described herein. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal income tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequence as it relates to the Reverse Stock Split.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock that, for U.S. federal income tax purposes, is:
(i)
an individual who is a citizen or resident of the United States;

(ii)
a corporation organized under the laws of the United States, any state thereof, or the District of Columbia;

(iii)
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

(iv)
a trust that (a) is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This summary does not address the U.S. federal income tax considerations applicable to U.S. holders that are subject to special provisions under the Code, including, but not limited to, U.S. holders that: (i) are subject to the alternative minimum tax; (ii) are banks, insurance companies, underwriters, or other financial institutions; (iii) are tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) are dealers in securities or commodities; (v) are regulated investment companies or real estate investment trusts; (vi) are partnerships or S corporations (or other “pass-through” entities for U.S. federal income tax purposes and their partners, stockholders or members); (vii) are traders in securities that elect to use a mark-to-market method of tax accounting for their securities holdings; (viii) have a “functional currency” other than the U.S. dollar; (ix) own our common stock as part of a position in a hedging transaction, straddle, conversion transaction or other integrated transaction; (x) acquire shares of our common stock in connection with the exercise or cancellation of employee stock options or otherwise as compensation for services; (xi) hold our common stock as qualified small business stock within the meaning of Section 1202 of the Code; (xii) are U.S. expatriates or former long-term residents of the U.S.; (xiii) own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of our stock; (xiv) are subject to special tax accounting rules with respect to our common stock; or (xv) hold our common stock in connection with a trade or business, permanent establishment, or fixed base outside the United States. U.S. holders that are subject to special provisions under the Code, including, but not limited to, U.S. holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. state and local and non-U.S. tax considerations arising from and relating to the Reverse Stock Split.
If an entity or arrangement that is classified as a partnership (or other pass-through entity) for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax considerations applicable to such entity or arrangement and the partners (or other owners or participants) of such entity or arrangement generally will depend on the activities of such entity or arrangement and the status of such partners (or other owners or participants). This summary does not address the tax considerations applicable to any such entity or arrangement or partner (or other owner or participant). Partners (or other owners or participants) of entities or arrangements that are classified as partnerships or as other pass-through entities for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax considerations arising from and relating to the Reverse Stock Split.
This summary does not address the tax consequences of transactions effected prior to or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).
General Tax Treatment of the Reverse Stock Split
The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Except as described below with respect to the receipt of any additional fractions of a share of common stock received as a result of the rounding up of a whole share of common stock in lieu of a fractional share, a U.S. holder generally should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. holder’s aggregate tax basis in his, her or its shares of common stock received pursuant to the Reverse Stock Split should equal the U.S. holder’s aggregate tax basis in his, her or its shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in his, her or its shares of common stock received should include such U.S. holder’s holding period of his, her or its shares of common stock surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. holders holding shares of common stock that were acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.
As noted above under the heading “Principal Effects of the Reverse Stock Split”, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fractional share of common stock to round up to the next whole share of common stock. The U.S. federal income tax considerations applicable to a U.S. Holder of the receipt of such an additional fractional share are not clear. A U.S. holder that receives a full share of common stock in lieu of a fractional share may recognize income as a deemed distribution or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representations as to whether the receipt of one whole share of common stock in lieu of a fractional share of common stock will result in income as a deemed distribution or gain to any stockholder. U.S. holders should consult their own tax advisors as to the possible tax consequences of receiving an additional fractional share of common stock in the Reverse Stock Split.
Effect of Not Obtaining the Required Vote of Approval
The failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from meeting the Minimum Bid Price Requirement, among other things, unless the market price of our Class A Common Shares increases above the Minimum Bid Price Requirement without a reverse stock split. If we are unable to uplist our Class A Common Shares to the NYSE American or Nasdaq, interest in our Class A Common Shares may decline and certain institutions may not have the ability to trade in our Class A Common Shares, all of which could have a material adverse effect on the liquidity or trading volume of our Class A Common Shares. If our Class A Common Shares become significantly less liquid due to our inability to qualify for listing on the NYSE American or Nasdaq, our stockholders may not have the ability to liquidate their investments in our Class A Common Shares when desired and we believe our access to capital would become significantly diminished as a result.
No Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to dissenters’ rights of appraisal with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right or any similar right.
Interests of Directors and Executive Officers in this Proposal
All of our directors and executive officers have a direct interest in increasing the value of our shares. Therefore, they have an interest in the approval of this proposal as it is expected it will lead to an increase in the value of our shares. However, the Board does not believe this interest is different from that of any other stockholder.
Anti-Takeover Effects of the Reverse Stock Split
The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to the stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Stock Split are to list our securities on the NYSE American or Nasdaq and increase the ability of institutions to purchase our Class A Common Shares and stimulate the interest in our Class A Common Shares by analysts and brokers. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.
Neither our Certificate of Incorporation nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split proposal is not a plan by our Board to adopt a series of amendments to our Certificate of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.
Reverse Stock Split Resolution
Therefore, at the Meeting, stockholders will be asked to consider, and if deemed advisable, to pass the following resolution (the “Reverse Stock Split Resolution”):
BE IT RESOLVED AS A RESOLUTION OF THE STOCKHOLDERS THAT:
1.
the amendment to the Company’s Certificate of Incorporation substantially in the form attached as Appendix A to this proxy statement, authorizing the Company to effect a Reverse Stock Split of the issued and outstanding shares of Class A common stock of the Company at a ratio ranging from any whole number between 1-for-10 and 1-for-50, with the final ratio within such range to be determined by the Board in its discretion, is hereby authorized, approved and adopted for purposes of Section 242 of the Delaware General Corporation Law and the stockholder approval requirement for consolidations set out in CSE Policy 4, in connection with the stock consolidation procedures under CSE Policy 9, subject to any required CSE acceptance and other applicable regulatory or exchange approvals;

2.
the Board is hereby authorized, in its discretion and without further approval of the stockholders, to determine whether and when to effect the Reverse Stock Split, to select the final Reverse Stock Split ratio within the approved range, and to determine the effective time of the Reverse Stock Split;

3.
no fractional shares of Class A common stock shall be issued in connection with the Reverse Stock Split, and any fractional share that would otherwise result from the Reverse Stock Split shall be rounded up to the nearest whole share;

4.
notwithstanding that the Reverse Stock Split Resolution has been duly approved by the stockholders, the Board is hereby expressly authorized, in its discretion and without further approval of the stockholders, to abandon the amendment and determine not to effect the Reverse Stock Split at any time before the amendment becomes effective;

5.
any director or officer of the Company is hereby authorized and directed to execute and file the Certificate of Amendment with the Secretary of State of the State of Delaware, with such changes as may be required by the Secretary of State of the State of Delaware, the CSE, the SEC or any other regulatory authority or stock exchange, and to execute, deliver, file and post, as applicable, any notices, certificates, letters of transmittal, CUSIP/ISIN, transfer agent, clearing agency, CSE and other regulatory or exchange materials, to cancel or cause to be cancelled any certificates evidencing pre-Reverse Stock Split shares and issue or cause to be issued shares or book-entry statements representing post-Reverse Stock Split shares, and to do all such other acts and things as such director or officer may determine to be necessary or desirable to give effect to the foregoing resolutions; and

6.
all actions previously taken by any director or officer of the Company in connection with the Reverse Stock Split are hereby ratified, confirmed and approved.

Vote Required
Approval of the Reverse Stock Split requires the affirmative vote of a majority of the outstanding shares entitled to vote on the Reverse Stock Split. If the Board implements the Reverse Stock Split at a ratio greater than 10-to-1, approval of the Reverse Stock Split Proposal will also constitute stockholder approval for purposes of CSE Policy 4, as referenced by CSE Policy 9, subject to any required CSE acceptance in connection with the implementation of the Reverse Stock Split. An “ABSTAIN” vote will have the effect of a vote “AGAINST” the Reverse Stock Split Proposal. Because we believe that brokers have discretionary authority to vote on the Reverse Stock Split, we do not expect any broker non-votes in connection with this proposal.
Board Recommendation
The Board recommends that you vote “FOR” Proposal 1. Proxies solicited by the Board will be voted “FOR” Proposal 1 unless stockholders specify a contrary vote.
Proposal 2 — APPROVAL OF AN ADJOURNMENT OF THE MEETING
Overview of the Adjournment
The Board believes that, if the number of votes cast in favor of the Reverse Stock Split Proposal is insufficient to approve such proposal, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposal.
In Proposal No. 2, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.
Vote Required
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the Adjournment Proposal. An “ABSTAIN” vote will have the effect of a vote “AGAINST” the Adjournment Proposal. Because we believe that brokers have discretionary authority to vote on the Adjournment Proposal, we do not expect any broker non-votes in connection with this proposal.
Board Recommendation
The Board recommends that you vote “FOR” Proposal 2. Proxies solicited by the Board will be voted “FOR” Proposal 2 unless stockholders specify a contrary vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the direct ownership of Class A Common Shares as of July 7, 2026 by: (i) each of the Company’s directors; (ii) each of the named executive officers; (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person or entity known to us to own beneficially more than 5% of our Class A Common Shares. Except as set out below, the Company is not aware of any person or entity who owns more than 5% of either outstanding Class A Common Shares. We currently have no Class B Common Shares outstanding.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on the following shares issued and outstanding as of July 7, 2026: [203,029,462] shares of Class A Common Shares carrying a right to one vote per share.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of stock subject to options that are exercisable within 60 days following July 7, 2026 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, and as affected by applicable community property laws, all persons listed have sole voting and investment power for Class A Common Shares shown as beneficially owned by them. The information concerning the beneficial ownership of our officers and directors is based solely on information provided by those individuals. Unless otherwise indicated, the address for the following stockholders is c/o Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662.
	Class A Common Shares		Class B Common Shares(1)		Percentage of Aggregate Voting Power
Beneficial Owner	Number Beneficially Owned	Percent Beneficially Owned	Number Beneficially Owned	Percent Beneficially Owned
Named Executive Officers and Directors
Abner Kurtin(1)	25,844,942	12.8%	—	—	28.6%
Francis Perullo(2)	7,274,023	3.6%	—	—	8.1%
Scott Swid	4,875,423	2.4%	—	—	1.8%
Samuel Brill(3)	2,135,533	1.1%	—	—	1.1%
Josh Gold(4)	1,388,545	*	—	—	*
Julie Francis	1,255,983	*	—	—	*
Roman Nemchenko(5)	1,127,242	*	—	—	*
All current directors and executive officers as a group (7 total)	43,695,125	21.6%	—	—	40.7%
5% Stockholders
AGP Partners, LLC(6)	27,578,175	13.6%	—	—	34.6%
Millstreet Capital Management LLC(7)	22,363,044	11.1%	—	—	8.4%

Notes:
*
Less than 1%.

(1)
Includes 949,208 shares of Class A Common Shares issuable under stock options that have vested. Additionally, includes 17,019,903 shares of Class A Common Shares held by AGP Partners, LLC (“AGP”), which is owned 61.6% by Mr. Kurtin. This also includes 4,511,366 shares of Class A Common Shares held by AGP, which are owned 16.3% by various trusts from which Mr. Kurtin’s relatives are beneficiaries. With regard to the Class A Common Shares held by AGP, Mr. Kurtin has sole voting power over 100% of the shares, sole investment power over 61.6% of the shares, and shared investment power over 22.1% of the shares with Mr. Perullo. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC.

(2)
Includes 1,176,489 shares of Class A Common Shares issuable under stock options that have vested and 151,741 that are scheduled to vest within 60 days of July 7, 2026. Additionally, includes 6,111,905 shares of Class A Common Shares held by AGP, which is 22.1% owned by Mr. Perullo. With regard to the Class A Common Shares held by AGP, Mr. Perullo has no voting power over any of the shares and shared investment power over 22.1% of the shares with Mr. Kurtin.

(3)
Includes 606,965 shares of Class A Common Shares issuable under stock options that have vested and 151,741 that are scheduled to vest within 60 days of July 7, 2026.

(4)
Includes 889,410 shares of Class A Common Shares Mr. Gold indirectly holds through his ownership of two funds that are holders of Class A Common Shares (Mr. Gold owns 816,103 shares of Class A Common Shares through his 11.2% ownership of TBC 222, LLC, of which Mr. Gold is a limited partner, and 73,307 shares of Class A Common Shares through his 50.0% ownership of Seven Deuce, LLC). With regard to the shares held by Seven Deuce, LLC, Mr. Gold has shared voting power and shared investment power. With regard to the shares held by TBC 222, LLC, Mr. Gold has no voting power and no investment power; Mr. Gold disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(5)
Includes 595,601 shares of Class A Common Shares issuable under stock options that have vested and 124,152 that are scheduled to vest within 60 days of July 7, 2026.

(6)
AGP Partners, LLC is owned 61.6% by Mr. Kurtin and 22.1% by Mr. Perullo. The remaining 16.3% is owned by various trusts from which Mr. Kurtin’s relatives are beneficiaries. With regard to the Class A Common Shares, Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 61.6% of the shares. Mr. Kurtin shares investment power over 22.1% of the shares with Mr. Perullo. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC. The address of AGP Partners, LLC is 1111 Lincoln Road, Suite 515, Miami Beach, FL 33139.

(7)
This information is based on the most recent Schedule 13G/A jointly filed by Millstreet Capital Management LLC (“Millstreet”), Brian D. Connolly and Craig M. Kelleher with the SEC on January 8, 2025, which reported ownership as of December 31, 2024 (the “Millstreet 13G”). According to the Millstreet 13G, Millstreet Capital Management LLC has shared voting power and shared dispositive power with respect to 22,363,044 Class A Common Shares, which may be deemed to be beneficially owned by Mr. Connolly and Mr. Kelleher as Managing Members of Millstreet. The address of Millstreet Capital Management LLC is 545 Boylston Street, 8th Floor, Boston, MA 02116.

STOCKHOLDER PROPOSALS
Proposals of stockholders to be considered for inclusion in the proxy materials for our 2027 annual meeting of stockholders (the “2027 Meeting”) pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Corporate Secretary at Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662, and must be received no later than November 20, 2026. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
In addition, our bylaws include advance notice provisions that require stockholders wishing to bring nominations for directors or other business before an annual meeting to provide proper notice in accordance with the terms of the advance notice provisions. The bylaws’ advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.
Our bylaws’ advance notice provisions require that, among other things, stockholders provide timely written notice to the Corporate Secretary regarding such nominations or other business and include the information and satisfy the other requirements set forth in the bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2027 Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the bylaws to the Corporate Secretary no earlier than January 4, 2027 and no later than February 3, 2027. However, in the event that the date of the 2027 Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2026 annual meeting, notice by the stockholder will be considered timely only if delivered not earlier than the close of business on the 120th day prior to the 2027 Meeting and not later than the later of the close of business on the later of the 90th day prior to the 2027 Meeting or the tenth day following the day on which public announcement of the date of the 2027 Meeting is first made by the Company. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 28, 2027. However, in the event that the date of the 2027 Meeting is advanced or delayed by more than 30 days from the anniversary date of the 2026 annual meeting, in order to be timely, notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to the 2027 Meeting or the 10th day following the day on which public announcement of the date of the 2027 Meeting is first made by the Company.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

OTHER MATTERS
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Meeting. If, however, any other business is properly brought before the Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.
PRINCIPAL EXECUTIVE OFFICE
Our principal executive office is located at 174 NJ-17, Rochelle Park, NJ 07662.
ADDITIONAL INFORMATION
Additional information relating to the Company is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Financial information is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, a copy of which may be obtained under the Company’s profile on SEDAR+ at www.sedarplus.ca, its profile on the SEC’s website at www.sec.gov, or upon written request to the Corporate Secretary at Ascend Wellness Holdings, Inc., 174 NJ-17, Rochelle Park, NJ 07662.

APPENDIX A
CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF ASCEND WELLNESS HOLDINGS, INC.

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF ASCEND WELLNESS HOLDINGS, INC.
Ascend Wellness Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:   That, by written consent in lieu of a meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation duly adopted resolutions recommending and declaring advisable that the Certificate of Incorporation of the Corporation be amended to effect a reverse stock split (the “Reverse Stock Split Amendment”) and that the Reverse Stock Split Amendment be submitted to the stockholders of the Corporation for their consideration.
SECOND:   That, at a special meeting of stockholders of the Corporation, the Reverse Stock Split Amendment was duly adopted by the stockholders of the Corporation.
THIRD:   That the Reverse Stock Split Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
FOURTH:   That, as a result of the Reverse Stock Split Amendment, Article IV of the Certificate of Incorporation of the Corporation is hereby amended to add a new paragraph as follows:
“Effective at [   •   ] on [   •   ][   •   ], [   •   ](the “Reverse Stock Split Effective Time”), a one-for-[   •   ] reverse stock split of the Corporation’s Class A Common Stock shall become effective, pursuant to which each [   •   ] shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Class A Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Class A Common Stock will be issued in connection with the Reverse Stock Split. Any fractional shares of Class A Common Stock that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share; provided, that where shares are held in certificated form, the surrender of a stockholder’s Old Certificates (as defined below) will be required. Each certificate that immediately prior to the Effective Time represented shares of Class A Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Class A Common Stock into which the shares of Class A Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.”
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Financial Officer on this [   •   ] day of [   •   ], [   •   ].
ASCEND WELLNESS HOLDINGS, INC.
By:

Roman Nemchenko
Chief Financial Officer

DN: Ascend Wellness Holdings Inc. Form of Proxy – Special Meeting of Stockholders to be held on August 28, 2026 Trader’s Bank Building 1100, 67 Yonge Street Toronto ON M5E 1J8 Appointment of Proxyholder I/We being the undersigned holder(s) of Ascend Wellness Holdings, Inc. (the “Company”) hereby appoint Samuel Brill, Chief Executive Officer or failing this person, Corey Sheahan, General Counsel and Corporate Secretary, OR Print the name of the person you are appointing if this person is someone other than the Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of Stockholders of Ascend Wellness Holdings, Inc. to be held virtually at [VIRTUAL MEETING URL] on Friday, August 28, 2026 at [TIME] or at any adjournment or postponement thereof. 1. Approval of Reverse Stock Split. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Class A Common Shares at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Board in its discretion (but prior to the date the Class A Common Shares are listed on a national securities exchange or one year from the date of the Meeting, whichever is earlier). For Against Abstain 2. Approval of an Adjournment of the Meeting. To approve an adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the foregoing proposal. For Against Abstain Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Company’s Board of Directors. Signature(s): Date MM / DD / YY

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME PRIOR TO [TIME], ON WEDNESDAY, AUGUST 26, 2026: This form of proxy is solicited by and on behalf of Management. Proxies must be received by [TIME], on Wednesday, August 26, 2026. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. To Vote Your Proxy Online please visit: https://vote.odysseytrust.com You will require the CONTROL NUMBER printed with your address to the right. You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID [VIRTUAL MEETING ID] For further information on the virtual Special Meeting of Stockholders and how to attend it, please view the management information circular of the company. The Meeting Password will be: [PASSWORD] case sensitive. If you vote by Internet, do not mail this proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail. 26-18183-1 C1.3 P25